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                                                                    EXHIBIT 10.8




                       DESCRIPTION OF LONG TERM DISABILITY
                            PLAN FOR WILLIAM R. FLOYD



         "Effective August 1, 2002, the Company began providing William R. Floyd a fully insured disability benefit of $15,000 per month.